                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JULY 26, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



           1-12733                                     41-1746238
   (Commission File Number)               (I.R.S. Employer Identification No.)


   27175 HAGGERTY ROAD, NOVI, MICHIGAN                     48377
  (Address of Principal Executive Offices)               (Zip Code)


                                  248-675-6000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 26, 2004, Tower Automotive, Inc. (the "Company") issued a press release announcing that it will transfer production of its suspension link arm business from the Company's facility in Bowling Green, Ky. to its plant in Milan, Tenn. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits.

99.1     Press release dated July 26, 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TOWER AUTOMOTIVE, INC.
                                             Registrant


Date:  July 26, 2004                    By:  /s/ Christopher T. Hatto
                                            ------------------------------------
                                                 Christopher T. Hatto
                                                 Chief Accounting Officer

                                  EXHIBIT INDEX


99.1         Press Release dated July 26, 2004